PEARL DIVER CREDIT COMPANY

QUARTERLY FINANCIAL STATEMENTS (UNAUDITED)

SEPTEMBER 30, 2025

NYSE: PDCC, PDPA

Pearl Diver Credit Company Inc.	Schedule of Investments
September 30, 2025 (Unaudited)

Pearl Diver Credit Company Inc.

Schedule of Investments (UNAUDITED)

9/30/2025

(Expressed in United States Dollars)

Issuer(1)	Investment	Acquisition Date(2)	Principal/ Shares	Cost	Fair Value(3)	Percentage of Net Assets
Investments at Fair Value(4)
Collateralized Loan Obligations - Debt - 0.43%(5)(6)
United States(7)
LCM 42, Ltd.	Secured Note - Class F, (3M CME TERM SOFR + 8.08%, due 01/15/2038)	11/18/2024	$250,000	$230,462	$247,279	0.22%
Madison Park Funding XXVII, Ltd.	Secured Note - Class FR, (3M CME TERM SOFR + 7.83%, due 04/20/2038)	2/3/2025	250,000	247,544	243,766	0.21%
Total Collateralized Loan Obligations - Debt				$478,006	$491,045
Collateralized Loan Obligations - Equity - 133.82%(6)(8)
United States(7)
37 Capital Clo 1, Ltd.	Subordinated Note (effective yield 2.28%, maturity 10/16/2034)	10/26/2023	8,500,000	4,903,069	3,777,983	3.29%
37 Capital CLO II	Subordinated Note (effective yield 10.76%, maturity 7/17/2034)	9/20/2024	7,849,885	4,545,684	3,656,476	3.18%
ALM VII R, Ltd. SERIES 144A	Subordinated Note (effective yield 3.72%, maturity 1/15/2036)	10/30/2024	8,042,000	2,138,848	1,909,853	1.66%
AMMC CLO 24, Ltd.	Subordinated Note (effective yield 14.48%, maturity 1/22/2035)	8/17/2023	7,800,000	4,968,842	4,555,083	3.96%
Anchorage Capital CLO 21, Ltd.	Subordinated Note (effective yield 19.05%, maturity 10/20/2034)	8/12/2025	2,500,000	1,216,587	1,192,522	1.04%
Anchorage Capital CLO 7, Ltd.	Subordinated Note (effective yield 13.85%, maturity 4/28/2037)	8/20/2024	12,000,000	3,334,531	3,409,200	2.97%
Apex Credit CLO 2021-II LLC	Subordinated Note (effective yield 13.13%, maturity 10/20/2034)	11/22/2023	3,450,000	1,458,186	1,548,722	1.35%
Ares LIX CLO, Ltd.	Subordinated Note (effective yield 20.07%, maturity 4/25/2034)	10/31/2023	3,500,000	1,783,739	1,807,855	1.57%
ARES Loan Funding III, Ltd.(9)	Subordinated Note (effective yield 22.08%, maturity 7/25/2036)	10/31/2023	4,000,000	2,500,879	2,688,729	2.34%
ARES LX CLO, Ltd.	Subordinated Note (effective yield 20.62%, maturity 7/18/2034)	7/31/2025	3,400,000	1,665,379	1,738,284	1.51%
Ares LXIII CLO, Ltd.	Subordinated Note (effective yield 14.61%, maturity 10/15/2038)	10/26/2023	2,272,000	1,515,915	1,563,136	1.36%
ARES XLIV CLO, Ltd.	Subordinated Note (effective yield 27.93%, maturity 4/15/2034)	5/22/2025	656,000	140,283	153,417	0.13%
ARES XLVII CLO, Ltd.	Subordinated Note (effective yield 12.40%, maturity 4/15/2030)	6/26/2025	12,500,000	888,700	273,875	0.24%
Bain Capital Credit CLO 2024-3, Ltd.(9)	Subordinated Note (effective yield 8.54%, maturity 7/16/2037)	8/29/2024	3,790,000	2,801,431	2,397,592	2.09%
Balboa Bay Loan Funding 2021-1, Ltd.	Subordinated Note (effective yield 23.61%, maturity 7/20/2034)	8/6/2024	2,626,500	1,158,930	1,210,212	1.05%
BlueMountain 2022-35A SUB	Subordinated Note (effective yield 10.65%, maturity 10/22/2037)	1/24/2024	4,500,000	2,899,678	2,551,455	2.22%
BlueMountain CLO XXXII, Ltd.	Subordinated Note (effective yield 11.88%, maturity 10/16/2034)	9/19/2023	6,400,548	3,679,823	3,263,191	2.84%
Bridge Street CLO III, Ltd.	Subordinated Note (effective yield 16.33%, maturity 10/20/2037)	2/21/2025	1,000,000	634,947	621,460	0.54%
BSP 2021-23A SUB	Subordinated Note (effective yield 10.12%, maturity 4/25/2034)	11/7/2023	5,000,000	3,505,567	3,404,900	2.96%
Cedar Funding VI CLO, Ltd.	Subordinated Note (effective yield 18.51%, maturity 4/20/2034)	7/30/2025	5,000,000	2,455,528	2,153,335	1.87%
CIFC Funding 2015-IV, Ltd.	Subordinated Note (effective yield 11.24%, maturity 4/20/2034)	7/26/2023	10,000,000	3,257,869	2,847,100	2.48%
CQS US CLO 2023-3, Ltd.	Subordinated Note (effective yield 8.98%, maturity 1/25/2037)	11/13/2024	10,866,666	6,920,842	7,231,223	6.29%
Dryden 123 CLO, Ltd.	Subordinated Note (effective yield 11.82%, maturity 3/15/2038)	2/20/2025	7,500,000	7,183,283	6,375,000	5.55%
Dryden 43 Senior Loan Fund	Subordinated Note (effective yield 20.34%, maturity 4/20/2034)	9/3/2025	6,477,500	1,850,917	1,871,847	1.63%
Generate Clo 11, Ltd.(9)	Subordinated Note (effective yield 12.45%, maturity 10/20/2037)	11/7/2023	5,000,000	3,669,446	2,915,100	2.54%
Generate CLO 14, Ltd.(9)	Subordinated Note (effective yield 4.05%, maturity 4/22/2037)	7/24/2024	4,000,000	3,114,256	2,034,400	1.77%
Harvest US CLO 2024-1, Ltd.(9)	Subordinated Note (effective yield 6.78%, maturity 4/20/2037)	7/25/2024	7,437,582	4,898,397	4,255,413	3.70%
Harvest US CLO 2024-2, Ltd.(9)	Subordinated Note (effective yield 11.48%, maturity 10/15/2037)	8/1/2024	5,000,000	3,911,760	3,641,000	3.17%
HPS Loan Management 2021-16, Ltd.	Subordinated Note (effective yield 9.14%, maturity 1/23/2035)	11/20/2023	1,800,000	981,375	928,242	0.81%
Invesco CLO 2021-1, Ltd.	Subordinated Note (effective yield 19.19%, maturity 4/15/2034)	6/25/2025	8,000,000	2,640,462	2,469,126	2.15%
KKR CLO 31, Ltd.	Subordinated Note (effective yield 17.43%, maturity 4/20/2034)	8/20/2025	3,000,000	1,101,145	1,038,090	0.90%
LCM 39, Ltd.	Income Note (effective yield 18.34%, maturity 10/16/2034)	7/25/2023	7,675,000	5,115,771	4,014,102	3.49%
LCM 42, Ltd.	Income Note (effective yield 16.62%, maturity 1/15/2038)	11/18/2024	10,000,000	8,525,458	7,282,500	6.34%
Marble Point CLO XXI, Ltd.	Subordinated Note (effective yield 15.38%, maturity 10/17/2034)	3/14/2024	3,800,000	1,784,060	962,958	0.84%
Oaktree 2019-3A SUB(9)	Subordinated Note (effective yield 16.36%, maturity 1/20/2038)	11/8/2023	6,000,000	3,117,950	3,373,080	2.94%
Oaktree CLO 2021-2, Ltd.	Subordinated Note (effective yield 14.27%, maturity 1/16/2035)	7/28/2023	5,000,000	3,004,741	3,041,800	2.65%
OCP CLO 2023-26, Ltd.	Subordinated Note (effective yield 37.83%, maturity 4/17/2037)	11/14/2023	4,250	2,769,399	3,471,315	3.02%
Regatta XIX Funding, Ltd.	Subordinated Note (effective yield 9.68%, maturity 4/20/2035)	9/11/2024	7,653,000	5,542,583	4,980,725	4.33%
Regatta XXII Funding, Ltd.	Subordinated Note (effective yield 12.45%, maturity 7/20/2035)	9/29/2023	1,250,000	909,582	885,725	0.77%
Rockford Tower CLO 2021-1, Ltd.	Subordinated Note (effective yield 6.44%, maturity 7/20/2034)	9/18/2023	1,000,000	619,548	414,940	0.36%
Rockford Tower CLO 2025-1, Ltd.	Subordinated Note (effective yield 12.68%, maturity 4/15/2038)	2/4/2025	5,000,000	4,561,668	4,477,900	3.90%
RR 19, Ltd.	Subordinated Note (effective yield 12.79%, maturity 4/16/2040)	7/27/2023	7,589,000	5,817,164	6,085,164	5.30%
RR 20, Ltd.	Subordinated Note (effective yield 9.38%, maturity 7/15/2037)	8/8/2023	3,600,000	2,696,769	2,544,515	2.21%
RR 23, Ltd.	Subordinated Note (effective yield 8.27%, maturity 7/15/2037)	10/5/2023	5,580,000	3,036,159	3,363,233	2.93%
RR 37, Ltd.	Subordinated Note (effective yield 13.76%, maturity 4/15/2038)	1/22/2025	7,000,000	6,333,724	6,189,680	5.39%
Shackleton 2019-XIV Clo, Ltd.	Subordinated Note (effective yield 11.46%, maturity 7/20/2034)	2/1/2024	3,000,000	1,984,836	1,890,895	1.65%
Signal Peak CLO 14, Ltd.	Subordinated Note (effective yield 14.94%, maturity 1/22/2038)	12/23/2024	8,000,000	6,494,902	6,348,560	5.52%
TCW CLO 2024-2, Ltd.(9)	Subordinated Note (effective yield 12.33%, maturity 7/17/2037)	7/12/2024	6,050,000	4,466,471	3,672,048	3.20%
Venture 50 Clo, Ltd.	Subordinated Note (effective yield 15.59%, maturity 10/20/2037)	10/30/2024	5,000,000	3,895,594	3,218,400	2.80%
Vibrant CLO XIV, Ltd.	Subordinated Note (effective yield 8.42%, maturity 10/20/2034)	1/23/2024	3,000,000	1,605,701	1,382,331	1.20%
Voya CLO 2025-1, Ltd.	Subordinated Note (effective yield 12.94%, maturity 4/20/2038)	2/12/2025	7,500,000	7,202,191	6,681,900	5.82%
Total Collateralized Loan Obligations - Equity				$167,210,569	$153,765,592

Total Investments 134.25%				$167,688,575	$154,256,637

Short-Term Investments - 2.42%			Shares	Cost	Fair Value	Percentage of Net Assets
US BANK MMDA, 3.06%(10)			2,782,033	2,782,033	2,782,033	2.42%

Total Short-Term Investments				$2,782,033	$2,782,033

Series A Cumulative Perpetual Preferred Shares - (30.02%)					$(34,500,000)
Liabilities in Excess of Other Assets- (6.65%)					(7,630,670)
Net Assets - 100.00%					$114,908,000

See Notes to Financial Statements.

Pearl Diver Credit Company Inc.	Statement of Operations

(1)	The Company is not affiliated with, nor does it "control" (as such term is defined in the Investment Company Act of 1940 (the "1940 Act")), any of the issuers listed. In general, under the 1940 Act, the Company would be presumed to "control" an issuer if we owned 25% or more of its voting securities
(2)	Acquisition date represents the initial purchase date of investment.
(3)	Fair value is determined by the Adviser in accordance with written valuation policies and procedures, subject to oversight by the Company’s Board of Directors, in accordance with Rule 2a-5 under the 1940 Act.
(4)	The fair value of CLO Debt and CLO equity investments are classified as Level II investments.
(5)	Variable rate investment. Interest rate shown reflects the rate in effect at the reporting date. Investment description includes the reference rate and spread.
(6)	All securities exempt from registration under the Securities Act of 1933, as amended and are deemed to be “restricted securities”.
(7)	Country represents the principal country of risk where the investment has exposure.
(8)	CLO equity investments are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying assets less contractual payments to debt holders and fund expenses. The effective yield is estimated based on the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. The effective yield and investment cost may ultimately not be realized.
(9)	All or a portion of the security is pledged as collateral for reverse repurchase agreements as of September 30, 2025. Securities in the amount of $24,977,362 were pledged as collateral at September 30, 2025.
(10)	The rate shown is the annualized 7-day yield as of September 30, 2025.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Acquisition Date	Maturity Date	Amount Borrowed	Amount Payable
Goldman Sachs	7.82%	07/23/2025	03/20/2026	$700,000	$710,637
Goldman Sachs	7.84%	03/21/2025	03/23/2026	1,005,000	1,047,460
Goldman Sachs	7.84%	03/21/2025	03/23/2026	1,078,449	1,124,012
Goldman Sachs	7.84%	03/21/2025	03/23/2026	975,000	1,016,193
Goldman Sachs	7.84%	03/21/2025	03/23/2026	705,888	735,711
Goldman Sachs	7.82%	03/20/2025	03/20/2026	925,000	964,181
Goldman Sachs	7.82%	03/20/2025	03/20/2026	600,000	625,415
Goldman Sachs	7.82%	03/20/2025	03/20/2026	937,750	977,472

See Notes to Financial Statements.

Pearl Diver Credit Company Inc.	Statement of Assets and Liabilities

ASSETS
Investments, at fair value (Cost $167,688,575)	$154,256,637
Short-term investments, at fair value (Cost $2,782,033)	2,782,033
Cash and cash equivalents	43,618
Interest receivable	21,637
Prepaid expenses and other assets	433,505
Total assets	157,537,430

LIABILITIES
Payable for reverse repurchase agreements	6,927,087
Advisory fee payable (See Note 5)	583,606
Incentive fee payable (See Note 5)	531,610
Professional fees payable	140,608
Payable interest on reverse repurchase agreements	273,994
Administration and fund accounting fees payable	105,324
Directors' fees and expenses payable	104,040
Transfer agent fees payable	30,278
Accrued expenses and other liabilities	415,140
Total liabilities	9,111,687

Preferred Shares Series A Term Preferred Shares (net of unamortized deferred issuance cost of $982,257) (see Note 7)	33,517,473

Commitments and contingencies (See Note 8)

NET ASSETS applicable to common stock $0.001 par value, 200,000,000 shares authorized 6,803,959 shares issued and outstanding	$114,908,000

COMPOSITION OF NET ASSETS
Common stock, $0.001 par value	$6,804
Capital in excess of par value (See Note 6)	129,334,559
Total accumulated losses	(14,433,363)
NET ASSETS	$114,908,000

Net asset value per share	$16.89
Market price per share	$16.50
Percentage of market price premium to net asset value per share	(2.30%)

See Notes to Financial Statements.

www.pearldivercreditcompany.com

Pearl Diver Credit Company Inc.	Statement of Operations

INVESTMENT INCOME	For the Quarter Ended September 30, 2025 (Unaudited)
Collateralized Loan Obligations-Equity	$5,093,077
Collateralized Loan Obligations-Debt	58,448
Interest Income	262,176
Total investment income	$5,413,701

EXPENSES
Advisory fees (See Note 5)	$583,606
Interest expense	828,914
Incentive fee (See Note 5)	531,610
Directors' fees and expenses	104,597
Administration and fund accounting fees	63,627
Offering costs	62,267
Transfer agent fees	14,904
Insurance fees	31,873
Professional fees	24,064
Custodian fees	7,487
Other fees	148,286
Total Expenses	2,401,235
NET INVESTMENT INCOME	$3,012,466

NET REALIZED LOSS AND CHANGE IN UNREALIZED APPRECIATION FROM INVESTMENTS
Net realized loss from investments	(424,391)
Net change in unrealized depreciation on investments	(6,922,946)
NET REALIZED LOSS AND UNREALIZED DEPRECIATION ON INVESTMENTS	(7,347,337)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(4,334,871)

See Notes to Financial Statements.

Pearl Diver Credit Company Inc.	Statement of Changes in Net Assets

OPERATIONS	For the Quarter Ended September 30, 2025 (unaudited)
Net investment income	$3,102,466
Net realized loss from investments	(424,391)
Net change in unrealized appreciation/depreciation from investments	(6,922,946)
Net increase/(decrease) in net assets resulting from operations	(4,334,871)

DISTRIBUTIONS
Tax return of capital	-
From net investment income	(4,485,672)
Net decrease in net assets from distributions	(4,485,672)

CAPITAL SHARE TRANSACTIONS
Issuances of common stock	124,898
In-Kind Transaction	-
Net increase from capital share transactions	124,898

Net increase in net assets from capital share transactions	124,898

Net increase/(decrease) in net assets	(8,695,645)

NET ASSETS
Beginning of period (Note 1)	123,603,645
End of period	$114,908,000

Company Share Transactions
Shares Sold	7,486
In-kind subscriptions	-
Net increase in shares outstanding	7,486

See Notes to Financial Statements.

Pearl Diver Credit Company Inc.	Statement of Cash Flows

For the Quarter Ended September 30, 2025 (Unaudited)

Cash Flows from Operating Activities:
Net decrease in net assets resulting from operations	$(4,334,871)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Purchase of investment securities	(9,532,409)
Proceeds from sale of investment securities and prepayments of principal	8,370,265
Net sales from short-term investments	(2,778,897)
Net realized loss from investments	424,391
Net change in unrealized appreciation on investments	6,922,946
Discount and premiums amortized or accreted	5,439,356
Change in assets:
Interest receivable	83,356
Prepaid expenses and other assets	(408,817)
Change in liabilities:
Payable for securities purchased	(348,000)
Payable interest on reverse repurchase agreements	118,819
Administration and fund accounting fees payable	(9,008)
Transfer agent fees payable	(7,064)
Advisory fees payable	1,201
Directors fees and expenses payable	847
Professional fee payable	(32,291)
Incentive fee payable	(16,098)
Accrued expenses and other liabilities	369,129
Net cash provided by operating activities	4,262,856

Cash Flows from Financing Activities:
Net decrease in reverse repurchase agreements	(35,466)
Distributions paid	(4,485,672)
Net proceeds from issuance of common stock	124,898
Net cash used in financing activities	(4,396,240)

Cash & cash equivalents, beginning of period	$177,002
Net change in cash & cash equivalents	$(133,384)
Cash & cash equivalents, end of period	$43,618

See Notes to Financial Statements.

www.pearldivercreditcompany.com

Pearl Diver Credit Company Inc.	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	For the Quarter Ended September 30, 2025
NET ASSET VALUE, BEGINNING OF PERIOD	$18.19

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.44
Net realized and unrealized loss on investments	(1.08)
Total income from investment operations	(0.64)

DISTRIBUTIONS
From net investment income	(0.66)
Tax return of capital	-
Total distributions	(0.66)

SHARE ISSUANCES
From common share issuances	0.00
Total net effect of share issuances	0.00

NET ASSET VALUE, END OF PERIOD	$16.89
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000's)	$114,908

RATIOS TO AVERAGE NET ASSETS (INCLUDING INTEREST EXPENSE AND INCENTIVE FEES)
Ratio of expenses to average net assets	6.72	%(c)
Ratio of net investment income to average net assets	11.44	%(c)

RATIOS TO AVERAGE NET ASSETS (EXCLUDING INTEREST EXPENSE AND INCENTIVE FEES) Ratio of expenses to average net assets	3.49	%(d)

SENIOR SECURITIES
Asset coverage per $1,000 of Preferred Stock	377%
Asset coverage per $1,000 of reverse repurchase agreements	2257%
Involuntary liquidating preference per unit of Series A Term Preferred Stock	$25
Series A Term Preferred Stock (000’s) Net of unamortized deferred issuance cost of $982,257	$33,517

(a)	Per share numbers have been calculated using the average shares method.
(b)	Total investment return is calculated assuming a purchase of shares at the opening on the first day and a sale at closing on the last day of the period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.
(c)	Annualized (except incentive fees and non-recurring expenses).
(d)	Annualized (except incentive fees).
(e)	Not annualized.

See Notes to Financial Statements.

Pearl Diver Credit Company Inc.	Notes to Financial Statements
September 30, 2025 (Unaudited)

1.	ORGANIZATION

Pearl Diver Credit Company Inc. (the “Company”) is a newly organized, externally managed, non-diversified closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, as amended, or the “1940 Act”. We intend to qualify annually as a regulated investment company, or “RIC”, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the “Code”, beginning with our tax year ending December 31, 2024. We were organized as Pearl Diver Credit Company, LLC, or the “Private Fund”, a Delaware limited liability company, on April 12, 2023. Effective July 9, 2024, we converted from a Delaware limited liability company to a Delaware corporation under the name Pearl Diver Credit Company Inc. The Private Fund completed the tax-free contribution under Section 351(a) of the Internal Revenue Code of 1986, as amended. The Private Fund contributed a total market value of $88,570,541 of investments, which was comprised of a cost basis of investments contributed of $86,493,313 and unrealized appreciation of $2,077,228. The reorganization resulted in the issuance of 4,226,473 shares. Pearl Diver Capital LLP or the “Adviser”, is our investment adviser and manages our investments subject to the supervision of our board of directors. ALPS Fund Services, Inc., or the “Administrator”, serves as our administrator. For further detail please refer to “Note 5. Related Party Transactions.” Financial statements for the Private Fund were included in the SEC filings associated with the Company’s commons stock and preferred stock offerings. Fees associated with the Company’s reorganization and common stock offering were borne by the Predecessor Fund and the Advisor, respectively.

Our primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. We seek to achieve our investment objectives by investing primarily in third-party collateralized loan obligation (“CLO”) equity and mezzanine tranches of predominately U.S.-dollar denominated CLOs backed by corporate leveraged loans issued primarily to U.S. obligors. This investment strategy looks to opportunistically shift between the primary and secondary CLO markets, seeking to identify the most compelling relative value. Our focus is on the primary CLO market (i.e., acquiring securities at the inception of a CLO) when the discrepancy between the value of a CLO’s assets and liabilities is believed to present an attractive investment opportunity. We will opportunistically switch to the secondary market (i.e., acquiring existing CLO securities) during times of market volatility or when we identify attractive investment opportunities. The Adviser aims to identify top-tier CLO managers with proven track records of outperformance through increasing the value of the loans held by the CLO, generation of high equity distributions and active portfolio management. Additionally, the strategy is focused on CLOs with attractive structures which include flexibility for the CLO manager, strong cushions on covenants and cash flow ratios, terms that are favorable to the holders of CLO equity securities and reinvestment periods that are consistent with the Adviser’s current market views.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting – The accompanying financial statements, which have been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”), include the accounts of the Company. The Company follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. The Company maintains its accounting records in U.S. dollars.

Use of Estimates – The financial statements have been prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates and such differences could be material. In the normal course of business, the Company may enter into contracts that contain a variety of representations and provide indemnifications. The Company’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Company that have not yet occurred. However, based upon experience, the Company expects the risk of loss to be remote.

Cash and Cash Equivalents – Cash and cash equivalents consist of deposits held at custodian banks, and highly liquid investments, which contain investments with original maturities of three months or less. The Company places its cash equivalents with financial institutions, and, at times, cash held in bank accounts may exceed the Federal Deposit Insurance Corporation (“FDIC”) insured limit. Cash equivalents are classified as Level 1 assets and are included on the Company’s Schedule of Investments. Cash equivalents are carried at cost or amortized cost which approximates fair value.

As of September 30, 2025, cash and cash equivalents were as follows:

Cash	$43,618
Total Cash and Cash Equivalents	$43,618

Security Valuation – Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

www.pearldivercreditcompany.com

Pearl Diver Credit Company Inc.	Notes to Financial Statements
September 30, 2025 (Unaudited)

In determining fair value, the Company uses various valuation approaches. A fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs are to be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Company. Unobservable inputs reflect the Company’s assumptions about the inputs market participants would use in pricing the asset or liability and are determined based on the best information available in the circumstances.

Pursuant to Rule 2a-5 under the 1940 Act adopted by the United States Securities and Exchange Commission (or "SEC") in December 2020 (“Rule 2a- 5”), the Board has elected to designate the Adviser as “valuation designee” to perform fair value determinations, subject to Board oversight and certain other conditions. In the absence of readily available market quotations, as defined by Rule 2a-5, the Adviser determines the fair value of the Company’s investments in accordance with its written valuation policy approved by the Board. There is no single method for determining fair value in good faith. As a result, determining fair value requires judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments held by the Company. Due to the uncertainty of valuation, this estimate may differ significantly from the value that would have been used had a ready market for the investments existed, and the differences could be material.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

•	Level 1 – Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Company can access.

•	Level 2 – Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

•	Level 3 – Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including the type of investment, whether the investment is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed.

Accordingly, the degree of judgment exercised by the Company in determining fair value is greatest for investments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Company uses prices and inputs that are current as of the measurement date, including periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified to a lower level within the fair value hierarchy.

Fair Value – Valuation Techniques and Inputs

Collateralized Loan Obligations

The fair value of collateralized loan obligations is determined by recently executed transaction, market price quotations (where observable) using the mid between bid and ask, or third-party pricing sources. In instances where significant inputs are unobservable or when multiple quotations are unavailable, the investments may be fair valued based on criteria such as the transaction price on entry, price of comparable securities or a discounted cash flow model to reflect expected exit values in the investment’s principal market under current market conditions; under such circumstances, these investments will be categorized in Level 3 of the fair value hierarchy.

Loan Accumulation Facilities

The Company may invest in loan accumulation facilities for the purpose of holding senior secured corporate loans during the warehouse period of an impending collateralized loan obligation. The warehouse period terminates when the collateralized loan obligation closes; at this time the underlying assets held by the loan accumulation facilities are securitized into the collateralized loan obligation portfolio (the "Securitization Period"). As of September 30, 2025 the company did not hold any Loan Accumulation Facilities.

www.pearldivercreditcompany.com

Pearl Diver Credit Company Inc.	Notes to Financial Statements
September 30, 2025 (Unaudited)

Pursuant to the governing document of each loan accumulation facility, loans acquired by loan accumulation facilities are typically required to be transferred to the contemplated CLO transaction at original cost plus accrued interest. In such situations, because the loan accumulation facilities will receive its full cost basis in the underlying loan assets and the accrued interest thereon upon the consummation of the CLO transaction, the Adviser determines the fair value of the loan accumulation facilities as the cost of the Company’s investment (i.e., the principal amount invested). The Adviser categorizes loan accumulation facilities as Level 3 investments. There is no active market and prices are unobservable.

Reverse Repurchase Agreements

The Company may enter into reverse repurchase transactions for short term cash borrowing. The Company agrees to transfer securities to the Goldman Sachs and Company (“GS” or the “Buyer”) against the transfer of funds back to the Company, with a simultaneous agreement by the Buyer to transfer to the Company such securities at a date certain or on demand, against the transfer of funds by Company. Outstanding borrowings are valued at cost of the transferred funds on the statement of assets and liabilities since the arrangement is short term in nature.

Fair Value – Valuation Processes

The Adviser establishes valuation processes and procedures to ensure that the valuation techniques for investments are fair, consistent, and verifiable. The Adviser designates a Valuation Committee (the “Committee”) to oversee the entire valuation process of the Company’s investments. The Committee is responsible for developing the Company’s written valuation processes and procedures, conducting periodic reviews of the valuation policies, and evaluating the overall fairness and consistent application of the valuation policies.

The Committee meets on a monthly basis, or more frequently as needed, to determine the valuations of the Company’s investments. Valuations determined by the Committee are required to be supported by market data, third-party pricing sources, industry accepted pricing models, counterparty prices, or other methods the Committee deems to be appropriate, including the use of internal proprietary pricing models.

Investment Transactions and Related Investment Income

Income from securitization vehicles and investments

Investment transactions are accounted for on a trade-date basis. Realized gains and losses on investments are calculated as the difference between the proceeds received upon disposition of an investment and the amortized cost of that investment at the time of disposition. Dividends from investments are recorded on the ex-dividend date and interest is recognized on an accrual basis. Premiums and discounts are amortized using the effective interest method over the lives of the respective investments.

CLO Equity

ASC Topic 325-40, Beneficial Interests in Securitized Financial Assets, requires investment income from equity tranche investments in collateralized loan obligations to be recognized under the effective yield method, with any difference between cash distributed and the amount calculated pursuant to the effective yield method being recorded as an adjustment to the amortized cost basis of the investment. The interest income is calculated using the effective yield, based on the estimated cash flow expected to be collected over the life of the investment. It is the Company’s policy to update the effective yield for each CLO equity investment held within the portfolio on no less than a quarterly basis.

CLO Debt

Interest income from investments in CLO debt is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected. Interest income on such investments is generally expected to be received in cash. Amortization of premium or accretion of discount is recognized using the effective interest method.

Loan Accumulation Facilities

Loan accumulation facilities recognize interest income according to the guidance noted in ASC Topic 325-40-35-1, Beneficial Interest in Securitized Financial Assets, which states that the holder of a beneficial interest in securitized financial assets shall determine interest income over the life of the beneficial interest in accordance with the effective yield method, provided such amounts are expected to be collected. FASB ASC 325-40-20 further defines “beneficial interests,” among other things, as “rights to receive all or portions of specified cash inflows received by a trust or other entity.” FASB ASC 325-40-15-7 also states that for income recognition purposes, beneficial interests in securitized financial assets (such as those in loan accumulation facilities) are within the scope of ASC 325-40 because it is customary for certain industries, such as investment companies, to report interest income as a separate item in their income statements even though the investments are accounted for at fair value. There were no holdings or reportable transactions during the fiscal period.

Federal and Other Taxes

The Company intends to continue to operate so as to qualify to be taxed as a RIC under subchapter M of the Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, among other requirements, the Company is required to distribute at least 90% of its investment company taxable income, as defined by the Code.

www.pearldivercreditcompany.com

Pearl Diver Credit Company Inc.	Notes to Financial Statements
September 30, 2025 (Unaudited)

Because U.S. federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for federal income tax purposes. The tax basis components of distributable earnings may differ from the amounts reflected in the Statement of Assets and Liabilities due to temporary book/tax differences arising primarily from partnerships and passive foreign investment company investments.

Distributions are determined in accordance with federal income tax regulations, which differ from U.S. GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

As of December 31, 2024, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital losses	$(1,072,125)
Net unrealized appreciation on investments	2,585,633
Total	$1,513,508

The difference between book basis and tax basis distributable earnings and unrealized appreciation/(depreciation) is primarily attributable to qualified electing funds, investments in partnerships, and certain other investments.

As of September 30, 2025, the federal income tax cost and net unrealized depreciation on securities were as follows:

Cost of investments for tax purposes	$167,688,575
Gross tax unrealized appreciation	2,499,022
Gross tax unrealized depreciation	(15,930,959)
Net tax unrealized appreciation (depreciation) on investments	$(13,431,937)

As of December 31, 2024, the Company has a net capital loss carryforward of $1,072,125.

Distributions

The composition of distributions paid to common stockholders from net investment income and capital gains are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP. Distributions to common stockholders may be comprised of net investment income, net realized capital gains and return of capital for U.S. federal income tax purposes and are intended to be paid monthly. Distributions payable to common stockholders are recorded as a liability on ex-dividend date. Unless a common stockholder opts out of the Company’s dividend reinvestment plan (the “DRIP”), distributions are automatically reinvested in full shares of the Company as of the payment date, pursuant to the DRIP. The Company’s common stockholders who opt-out of participation in the DRIP (including those common stockholders whose shares are held through a broker who has opted out of participation in the DRIP) generally will receive all distributions in cash.

In addition to the regular monthly distributions, and subject to available taxable earnings of the Company, the Company may make periodic special and/or supplemental distributions representing the excess of the Company’s net taxable income over the Company’s aggregate monthly distributions paid during the year.

The characterization of distributions paid to common stockholders, as set forth in the Financial Highlights, reflects estimates made by the Company for federal income tax purposes. Such estimates are subject to change once the final determination of the source of all distributions has been made and the final tax return has been filed by the Company. The tax character of the distributions paid by the Company during the year ended December 31, 2024 was $7,333,533 in Ordinary Income and $142,587 in Tax Return of Capital.

www.pearldivercreditcompany.com

Pearl Diver Credit Company Inc.	Notes to Financial Statements
September 30, 2025 (Unaudited)

3.	INVESTMENTS

Fair value measurements

The Company’s assets and liabilities recorded at fair value have been categorized based upon a fair value hierarchy as described in the Company’s significant accounting policies in Note 1. The following table presents information about the Company’s assets measured at fair value as of September 30, 2025:

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Collateralized Loan Obligations - Equity	$–	$153,765,592	$–	$153,765,592
Collateralized Loan Obligations - Debt	$–	$491,046	$–	$491,046
Short-Term Investments	$2,782,033	$–	$–	$2,782,033
Total	$2,782,033	$154,256,637	$–	$157,038,670
Other Financial Instruments
Reverse Repurchase Agreements	$–	$6,927,087	$–	$6,927,087
Total	$–	$6,927,087	$–	$6,927,087

Purchase and Sales of Investment Securities

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the quarter ended September 30, 2025 were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
Pearl Diver Credit Company Inc.	$9,532,409	$8,370,265

4.	RISKS AND UNCERTAINTIES

The following list is not intended to be a comprehensive list of all of the potential risks associated with the Company. The Company’s prospectus provides a detailed discussion of the Company’s risks and considerations. The risks described in the prospectus are not the only risks the Company faces. Additional risks and uncertainties not currently known to the Company or that are currently deemed to be immaterial also may materially and adversely affect our business, financial condition and/or operating results.

Risks of Investing in CLOs and Other Structured Debt Securities

CLOs and other structured finance securities are generally backed by a pool of credit-related assets that serve as collateral. Accordingly, CLO and structured finance securities present risks similar to those of other types of credit investments, including default (credit), interest rate and prepayment risks. In addition, CLOs and other structured finance securities are often governed by a complex series of legal documents and contracts, which increases the risk of dispute over the interpretation and enforceability of such documents relative to other types of investments.

Subordinated Securities Risk

CLO equity and junior debt securities that the Company may acquire are subordinated to more senior tranches of CLO debt. CLO equity and junior debt securities are subject to increased risks of default relative to the holders of senior priority interests in the same CLO. In addition, at the time of issuance, CLO equity securities are under-collateralized in that the aggregate face amount of the CLO debt and CLO equity of a CLO at inception exceeds the CLO’s total assets. The Company will typically be in a subordinated or first loss position with respect to realized losses on the underlying assets held by the CLOs in which the Company is invested.

Credit Risk

If (1) a CLO in which the Company invests, (2) an underlying asset of any such CLO or (3) any other type of credit investment in the Company’s portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status, the Company’s income, net asset value (“NAV”) and/or market price would be adversely impacted.

Key Personnel Risk

The Adviser manages our investments. Consequently, the Company’s success depends, in large part, upon the services of the Adviser and the skill and expertise of the Adviser’s professional personnel. There can be no assurance that the professional personnel of the Adviser will continue to serve in their current positions or continue to be employed by the Adviser. We can offer no assurance that their services will be available for any length of time or that the Adviser will continue indefinitely as the Company’s investment adviser.

www.pearldivercreditcompany.com

Pearl Diver Credit Company Inc.	Notes to Financial Statements
September 30, 2025 (Unaudited)

Prepayment Risk

The assets underlying the CLO securities in which the Company invests are subject to prepayment by the underlying corporate borrowers. As such, the CLO securities and related investments in which the Company invests are subject to prepayment risk. If the Company or a CLO collateral manager are unable to reinvest prepaid amounts in a new investment with an expected rate of return at least equal to that of the investment repaid, the Company’s investment performance will be adversely impacted.

Liquidity Risk

Generally, CLO investments in which the company invests do not trade on any exchange. As such, the Company may not be able to sell such investments quickly, or at all. If the Company can sell such investments, the prices the Company receives may not reflect the Adviser’s assessment of their fair value or the amount paid for such investments by the Company.

Fair Valuation of the Company’s Portfolio Investments

Generally, CLO investments in which the company invests do not trade on any exchange. The Adviser values these securities at least monthly, or more frequently as may be required from time to time, at fair value. The Adviser’s determinations of the fair value of the Company’s investments have a material impact on the Company’s net earnings through the recording of unrealized appreciation or depreciation of investments and may cause the Company’s NAV on a given date to understate or overstate, possibly materially, the value that the Company ultimately realizes on one or more of the Company’s investments.

Limited Investment Opportunities Risk

The market for CLO securities is more limited than the market for other credit related investments. The Company can offer no assurances that sufficient investment opportunities for the Company’s capital will be available. In recent years there has been a marked increase in the number of, and flow of capital into, investment vehicles established to pursue investments in CLO securities whereas the size of the market is relatively limited. While the Company cannot determine the precise effect of such competition, such increase may result in greater competition for investment opportunities, which may result in an increase in the price of such investments relative to the risk taken on by holders of such investments. Such competition may also result, under certain circumstances, in increased price volatility or decreased liquidity with respect to certain positions.

Market Risk

Political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Company’s investments. A disruption or downturn in the capital markets and the credit markets could impair the Company’s ability to raise capital, reduce the availability of suitable investment opportunities for the Company, or adversely and materially affect the value of the Company’s investments, any of which would negatively affect the Company’s business. These risks may be magnified if certain events or developments adversely interrupt the global supply chain and could affect companies worldwide.

Loan Accumulation Facility Investment Risk

The Company may invest in loan accumulation facilities, which are short to medium term facilities often provided by the bank that will serve as placement agent or arranger on a CLO transaction and which acquire loans on an interim basis which are expected to form part of the portfolio of a future CLO. Investments in loan accumulation facilities have risks similar to those applicable to investments in CLOs. Leverage is typically utilized in such a facility and as such the potential risk of loss will be increased for such facilities employing leverage. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, the Company may be responsible for either holding or disposing of the loans. This could expose the Company to credit and/or mark-to-market losses, and other risks.

Reinvestment Risk

CLOs will typically generate cash from asset repayments and sales that may be reinvested in substitute assets, subject to compliance with applicable investment tests. If the CLO collateral manager causes the CLO to purchase substitute assets at a lower yield than those initially acquired or sale proceeds are maintained temporarily in cash, it would reduce the excess interest-related cash flow, thereby having a negative effect on the fair value of the Company’s assets. In addition, the reinvestment period for a CLO may terminate early, which would cause the holders of the CLO’s securities to receive principal payments earlier than anticipated. There can be no assurance that the Company will be able to reinvest such amounts in an alternative investment that provides a comparable return relative to the credit risk assumed.

Interest Rate Risk

The price of certain of the Company’s investments may be significantly affected by changes in interest rates, including recent increases in interest rates. Although senior secured loans are generally floating rate instruments, the Company’s investments in senior secured loans through investments in junior equity and debt tranches of CLOs are sensitive to interest rate levels and volatility. For example, because the senior secured loans constituting the underlying collateral of CLOs typically pay a floating rate of interest, a reduction in interest rates would generally result in a reduction in the residual payments made to the Company as a CLO equity holder (as well as the cash flow the Company receives on the Company’s CLO debt investments and other floating rate investments). Further, in the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses that may adversely affect the Company’s cash flow, fair value of the Company’s assets and operating results. Because CLOs generally issue debt on a floating rate basis, an increase in the relevant benchmark index will increase the financing costs of CLOs. Furthermore, certain senior secured loans that constitute the collateral of the CLOs in which the Company invests may continue to pay interest at a floating rate based on Secured Overnight Financing Rate (“SOFR”) or may convert to a fixed rate of interest.

www.pearldivercreditcompany.com

Pearl Diver Credit Company Inc.	Notes to Financial Statements
September 30, 2025 (Unaudited)

Counterparty Risk

The Company may be exposed to counterparty risk, which could make it difficult for the Company or the issuers in which the Company invests to collect on obligations, thereby resulting in potentially significant losses.

Derivative Instruments

GAAP requires enhanced disclosure about the Company’s derivative and hedging activities, including how such activities are accounted for and their effects on the Company’s financial position, performance, and cash flows. The Company may invest in a broad array of financial instruments and securities, the value of which is “derived” from the performance of an underlying asset or a “benchmark” such as a security index, an interest rate, or a currency. The Company currently qualifies as a “limited derivatives user” under Rule 18f-4 of the 1940 Act and limits its derivatives exposure to 10% of its net assets.

Offsetting Arrangements

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets and liabilities, only following a specified event of default or early termination. The following table presents derivative financial instruments that are subject to enforceable netting arrangements or other similar agreements as of September 30, 2025.

Gross Amounts Not Offset in the
Statement of Financial Position
		Gross Amounts	Net Amounts
		Offset in the	Offset in the
	Gross Amounts	Statements	Statements
	of Recognized	of Assets	of Assets	Financial	Cash Collateral
Security Name	Liabilities	and Liabilities	and Liabilities	Instruments	Pledged *	Net Amount
Reverse Repurchase Agreements
(counterparty, Goldman Sachs)	$6,927,087	$–	$6,927,087	$6,927,087	$–	$–

*	The actual collateral received and/or pledged may be more than amount shown.

Reverse repurchase agreements involve the risk that market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to be repurchase. In the event the buyer of the securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreements.

www.pearldivercreditcompany.com

Pearl Diver Credit Company Inc.	Notes to Financial Statements
September 30, 2025 (Unaudited)

At September 30, 2025, the Fund had the following reverse repurchase agreements outstanding:

Counterparty	Borrowing Rate	Maturity Date	Amount Borrowed	Payable For Reverse Repurchase Agreements
Goldman Sachs	7.84%	3/23/26	$1,005,000	$1,047,460
Goldman Sachs	7.84%	3/23/26	1,078,448	1,124,012
Goldman Sachs	7.84%	3/23/26	975,000	1,016,193
Goldman Sachs	7.84%	3/23/26	705,888	735,711
Goldman Sachs	7.82%	3/20/26	700,000	710,637
Goldman Sachs	7.82%	3/20/26	925,000	964,181
Goldman Sachs	7.82%	3/20/26	600,000	625,415
Goldman Sachs	7.82%	3/20/26	937,750	977,472
Total			6,927,087	7,201,081

The following is a summary of the reverse repurchase agreements by the type of collateral and the remaining contractual maturity of the agreements.

	Overnight and Continuous	Up to 30 Days	30 to 90 Days	Greater than 90 Days	Total
Collateralized Loan Obligation- Equity	$-	$-	$-	$6,927,087	$6,927,087

The Fund has elected to not offset derivative assets and liabilities or financial assets, including cash, that may be received or paid as part of collateral arrangements, even when an enforceable master netting agreement is in place that provides the Fund, in the event of counterparty default, the right to liquidate collateral and the right to offset a counterparty's rights and obligations.

Reverse repurchase agreements are entered into the Fund under the Master Repurchase Agreements ("MRA") which permits the Fund, under certain circumstances, including an event or default of the Fund (such as bankruptcy or insolvency), to offset payables under the MRA with collateral held with the counterparty and create one single net payment from the Fund. Upon bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed. In the event the buyer of securities (i.e. the MRA counterparty) under a MRA files for bankruptcy or becomes insolvent the Fund's use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund's obligation to repurchase the securities.

5.	RELATED PARTY TRANSACTIONS

Investment Adviser

The Investment Advisory Agreement was approved by the board of directors on May 31, 2024. On July 12, 2024, the Company entered into an investment advisory agreement with the Adviser (the “Advisory Agreement”). Pursuant to the terms of the Advisory Agreement, the Company pays the Adviser, for its services, a management fee equal to an annual rate of 1.50% of our Total Equity Base which is calculated quarterly and payable quarterly in arrears. “Total Equity Base” means the NAV attributable to the common stock (prior to the application of the base management fee or incentive fee) and the paid-in or stated capital of the preferred interests in the Company (howsoever called), including the Series A Preferred Shares, if any. For the quarter ended September 30, 2025, the Company was charged a management fee of $583,606, of which $583,606 was payable as of September 30, 2025.

www.pearldivercreditcompany.com

Pearl Diver Credit Company Inc.	Notes to Financial Statements
September 30, 2025 (Unaudited)

The incentive fee is calculated and payable quarterly in arrears and equals 15% of our “Pre-Incentive Fee Net Investment Income” for the immediately preceding calendar quarter, subject to a hurdle and a “catch up” feature. No incentive fees are payable to our Adviser in respect of any capital gains. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from an investment) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the base management fee and any interest expense and/or dividends paid on any issued and outstanding debt or preferred interests, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, payment-in-kind interest and zero coupon securities), accrued income that the Company has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized or unrealized capital gains or realized or unrealized losses. The incentive fee is paid to the Adviser as follows:

•	no incentive fee in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed 2.00%;
•	100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than 2.00% in any calendar quarter (8.00% annualized). We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the hurdle but is less than 2.35294% as the “catch-up.” The “catch-up” is meant to provide the Adviser with 15% of our Pre-Incentive Fee Net Investment Income as if a hurdle did not apply if this net investment income meets or exceeds 2.50% in any calendar quarter; and
•	15% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.35294% in any calendar quarter.

There is no offset in subsequent quarters for any quarter in which an Incentive Fee is not earned. For the quarter ended September 30, 2025, the Company recognized incentive fee expense of $531,610. For the quarter ended September 30, 2025, the Company had an Incentive Fee payable of $531,610.

Administrator

Certain accounting and other administrative services have been delegated by the Company to SS&C ALPS. The Administration Agreement may be terminated by us without penalty upon not less than 60 days’ written notice to the Administrator and by the Administrator upon not less than 90 days’ written notice to us. The Administration Agreement will remain in effect if approved by the board of directors, including by a majority of our independent directors, on an annual basis.

When considering the approval of the Administration Agreement, the board of directors considers, among other factors, (i) the reasonableness of the compensation paid by us to the Administrator and any third-party service providers in light of the services provided, the quality of such services, any cost savings to us as a result of the arrangements, and any conflicts of interest, (ii) the methodology employed by the Administrator in determining how certain expenses are allocated to the Company, the Adviser and other relevant persons, (iii) the breadth, depth, and quality of such administrative services provided, (iv) the at-cost nature of the compensation provided by the Adviser to the Company, and (v) the possibility of obtaining such services from a third party.

For the quarter ended September 30, 2025, the Company incurred a total of $63,627 in administration fees provided by SS&C which are included in the Statement of Operations, and of which $105,324 was payable as of September 30, 2025 and reflected on the Statement of Assets and Liabilities.

Director Compensation

As compensation for serving on our Board, each of our directors who is not an employee of the Adviser receives an annual fee of $100,000, as well as reasonable out-of-pocket expenses incurred in attending such meetings. The chairman of the audit committee receives an additional annual fee of $10,000 and the chairman of the governance and nominating committee receives an additional annual fee of $5,000 for their additional services in these capacities. No compensation is, or is expected to be, paid by us to directors who are employees of the Adviser, or our officers. We have obtained directors’ and officers’ liability insurance on behalf of our directors and officers.

Affiliated Ownership

One of the Company’s shareholders is Isthmus Capital, LLC, an unregistered fund (The “Feeder Fund”) managed by the Adviser. As of September 30, 2025 the Feeder Fund owned approximately 62.7% of the Company.

Exemptive Relief

In certain instances, we expect to co-invest on a concurrent basis with other accounts managed by the Adviser and certain of the Adviser’s affiliates and may do so, subject to compliance with applicable regulations and regulatory guidance and the Adviser’s written allocation procedures. The Company and the Adviser received exemptive relief from the SEC, on February 18, 2025, to permit us and certain of our affiliates to participate in certain negotiated co-investments alongside other accounts managed by the Adviser or certain of its affiliates, subject to certain conditions.

www.pearldivercreditcompany.com

Pearl Diver Credit Company Inc.	Notes to Financial Statements
September 30, 2025 (Unaudited)

6.	COMMON STOCK

As of September 30, 2025, there were 200,000,000 shares of common stock authorized, of which 6,803,959 shares were issued and outstanding.

Pursuant to a prospectus supplement filed with the SEC on September 19, 2025, the Company launched a new at-the-market (“ATM”) offering to sell up to $15 million aggregate amount of its common stock. For the quarter ended September 30, 2025, in connection with the ATM offering the Company issued 7,486 shares of common stock, receiving net proceeds of $124,898. Commissions paid to the placement agent during the quarter totaled $2,015.

7.	MANDATORY REDEEMABLE PREFERRED STOCK

As of September 30, 2025, there were 25,000,000 shares of series A Term Preferred Stock (“Preferred Stock”) authorized, of which 1,380,000 shares were issued and outstanding with a par value of $0.001 per share. Any related deferred offering costs are amortized over the term of the Preferred Stock.

The Company has accounted for its Preferred Stock as a liability under ASC 480 due to their mandatory redemption requirements.

Except where otherwise stated in the 1940 Act or the Company’s certificate of incorporation, each holder of Preferred Stock will be entitled to one vote for each share of preferred stock held on each matter submitted to a vote of the Company’s stockholders. The Company’s preferred stockholders and common stockholders will vote together as a single class on all matters submitted to the Company’s stockholders. Additionally, the Company’s preferred stockholders will have the right to elect two Preferred Directors at all times, while the Company’s preferred stockholders and common stockholders, voting together as a single class, will elect the remaining members of the Board.

Series A Term Preferred Stock

The Company is required to redeem all outstanding shares of the Series A Term Preferred Stock on December 31, 2029 at a redemption price of $25 per share, or the “Liquidation Preference,” plus accumulated but unpaid dividends, if any, to, but excluding, the Mandatory Redemption Date (as defined below). At any time on or after December 31, 2026, we may, at our sole option, redeem the outstanding shares of the Series A Term Preferred Stock at a redemption price per share equal to the Liquidation Preference plus accumulated but unpaid dividends, if any, to, but excluding, the Redemption Date (as defined below). If we fail to maintain asset coverage (as defined in Section 18(h) of the 1940 Act) of at least 200%, we will be required to redeem the number of shares of our preferred stock (which at our discretion may include any number or portion of the Series A Term Preferred Stock) that, when combined with any debt securities redeemed for failure to maintain the asset coverage required by the indenture governing such securities, (1) results in us having asset coverage of at least 200%, or (2) if fewer, the maximum number of shares of preferred stock that can be redeemed out of funds legally available for such redemption. In connection with any redemption for failure to maintain such asset coverage, we may, in our sole option, redeem such additional number of shares of preferred stock that will result in asset coverage up to and including 285%. In addition, in the event of a liquidation, dissolution or winding up of our affairs, holders of shares of Series A Term Preferred Stock will be entitled to receive a liquidation distribution equal to the Liquidation Preference, plus an amount equal to accumulated but unpaid dividends, if any, on such shares (whether or not earned or declared, but excluding interest on such dividends) to, but excluding, the date fixed for such redemption.

8.	COMMITMENTS AND CONTINGENCIES

As of September 30, 2025, the Company had no unfunded commitments to purchase CLO equity securities related to existing investments in loan accumulation facilities.

The total commitment amount does not necessarily represent future cash requirements. The Company is not currently subject to any material legal proceedings. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not expect these proceedings will have a material effect upon its financial condition or results of operations.

9.	DIRECTORS’ FEES

Directors who are not affiliated with the Advisor and its affiliates received, as a group, fees of $104,040 from the Fund during the quarter ended September 30, 2025. Director’s fees in the Fund's Statement of Operations are shown as $104,040 and no deferred amounts as of the quarter ended September 30, 2025. Certain directors and officers of the fund are also officers of the Adviser, such directors and officers are not compensated by the Fund.

www.pearldivercreditcompany.com

Pearl Diver Credit Company Inc.	Notes to Financial Statements
September 30, 2025 (Unaudited)

10.	INDEMNIFICATIONS

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, during the normal course of business, the Company enters into contracts containing a variety of representations which provide general indemnifications. The Company’s maximum exposure under these agreements cannot be known; however, the Company expects any risk of loss to be remote.

11.	ASSET COVERAGE

Under the provisions of the 1940 Act, the Company is permitted to issue senior securities, including debt securities and preferred stock, and borrow from banks or other financial institutions, provided that the Company satisfies certain asset coverage requirements.

With respect to senior securities that are stocks, such as the Preferred Stock, the Company is required to have asset coverage of at least 200%, as measured at the time of issuance of any such senior securities that are stocks and calculated as the ratio of the Company’s total assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of senior securities that are stocks.

With respect to senior securities representing indebtedness, such as any bank borrowings (other than temporary borrowings as defined under the 1940 Act), the Company is required to have asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Company’s total assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness.

If the Company’s asset coverage declines below 300% (or 200%, as applicable), the Company would be prohibited under the 1940 Act from incurring additional debt or issuing additional preferred stock and from declaring certain distributions to its stockholders.

The following table summarizes the Company’s asset coverage with respect to its Preferred Stock as of September 30, 2025:

As of September 30, 2025
Total Assets⁽[1]⁾	$158,519,686
Less liabilities not represented by senior securities	(2,184,597)
Net total assets and liabilities	$156,335,089
Preferred Shares	34,500,000
Reverse Repurchase Agreements	6,927,086
41,427,086
Asset coverage of preferred stock⁽[2]⁾	377%
Asset coverage of reverse repurchase agreements⁽[3]⁾	2,257%

⁽1⁾	Includes $982,257 of unamortized deferred offering costs related to the Series A Term Preferred Stock.
⁽2⁾	Asset coverage of preferred stock is calculated in accordance with Section 18(h) of the 1940 act, as generally described above.
⁽3⁾	Asset coverage of reverse repurchase agreements is calculated in accordance with Section 18(h) of the 1940 act, as generally described above.

12.	SUBSEQUENT EVENTS

On November 3, 2025, we announced monthly dividends on our preferred shares of $0.1667 per share for November and December 2025, and January 2026.

On November 3, 2025, we announced monthly dividends on our common stock of $0.22 per share for November and December 2025, and January 2026.

www.pearldivercreditcompany.com